AMENDMENT TO FUND PARTICIPATION AGREEMENT

This Amendment to the Fund Participation Agreement (the "Amendment"), made this __16th __ day of _March__, 2001, by and among, LIBERTY LIFE ASSURANCE COMPANY OF BOSTON ("Insurance Company"), and each of DREYFUS VARIABLE INVESTMENT FUND; the DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.; AND DREYFUS LIFE AND ANNUITY INDEX FUND, INC. (d/b/a DREYFUS STOCK INDEX FUND), (each a "Fund") hereby amends the Fund Participation Agreement dated April 23, 1999 (the "Agreement") to add the DREYFUS INVESTMENT PORTFOLIOS as a party to the agreement as of the date of the Amendment and, in addition, in the following manner:

1. The Agreement is amended to replace Exhibit A in its entirety by the revised Exhibit A, attached hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Fund Participation Agreement Amendment as of the date first above written.

                                       LIBERTY LIFE ASSURANCE COMPANY
                                       OF BOSTON

                                       By:   /s/ John A. Tymochko
                                             ------------------------------

Attest:  /s/   John T. Treece
         ---------------------------

                                       DREYFUS LIFE AND ANNUITY INDEX FUND, INC.
                                       (d/b/a Dreyfus Stock Index Fund)

                                       By:   /s/ Steven F. Newman
                                             ------------------------------

                                       Its:  Assistant Secretary

Attest:  /s/ Kathleen DeNicholas
         ---------------------------
                                       THE DREYFUS SOCIALLY RESPONSIBLE GROWTH
                                       FUND, INC

                                       By:   /s/ Steven F. Newman
                                             ------------------------------

                                       Its:  Secretary

Attest:  /s/ Kathleen DeNicholas
         ---------------------------

                                       DREYFUS VARIABLE INVESTMENT FUND

                                       By:   /s/ Steven F. Newman
                                             ------------------------------

                                       Its:  Assistant Secretary

Attest:  /s/ Kathleen DeNicholas
         ---------------------------

                                       DREYFUS INVESTMENT PORTFOLIOS

                                       By:   /s/ Steven F. Newman
                                             ------------------------------

                                       Its:  Secretary

Attest:  /s/ Kathleen DeNicholas
         ---------------------------

                                    EXHIBIT A

                           LIST OF PARTICIPATING FUNDS

Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)       Initial Shares

Dreyfus Variable Investment Fund
         Appreciation Portfolio                                                  Initial Shares

The Dreyfus Socially Responsible Growth Fund                                     Initial Shares

The Dreyfus Investment Portfolios
         Emerging Leaders Portfolio                                              Initial Shares
         Technology Growth Portfolio                                             Initial Shares